UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 28, 2004

                                -----------------

                             Digital Recorders, Inc.

             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


         North Carolina                  1-13408                  56-1362926
(State or Other Jurisdiction of  (Commission File Number)       (IRS Employer
         Incorporation)                                      Identification No.)


                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code (214) 378-8992

Item 9.  Regulation FD Disclosure

On April 28, 2004, Digital Recorders, Inc. (the "Company") announced in a press release that its Mobitec AB (Mobitec) subsidiary in Sweden has signed a new frame agreement with Volvo Bus Corporation (Volvo). As part of the new frame agreement, Mobitec will provide electronic destination sign systems to Volvo worldwide. Valid for two years, the agreement is renewable and is a continuation of the relationship that Mobitec has held with Volvo for many years. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are provided under Item 9 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

Signature(s)

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            DIGITAL RECORDERS, INC.


Date: April 28, 2004        By:  /s/ DAVID L. TURNEY
                                 -----------------------------------------------
                                 David L. Turney
                                 Chairman, Chief Executive Officer and President